United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 19, 2014

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number

1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 8.01	Other Events.

On August 19, 2014, The Laclede Group, Inc. (“Laclede”) issued and sold $250,000,000 aggregate principal amount of its Floating Rate Senior Notes due 2017, $125,000,000 aggregate principal amount of its 2.55% Senior Notes due 2019 and $250,000,000 aggregate principal amount of its 4.70% Senior Notes due 2044 (collectively, the “Notes”) pursuant to the terms of an Underwriting Agreement, dated August 12, 2014 (the “Underwriting Agreement”), by and among Laclede and the several underwriters named on Exhibit A thereto (collectively, the “Underwriters”) for whom Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Wells Fargo Securities, LLC (“Wells Fargo”) acted as representatives. The Notes are being issued pursuant to an indenture (the “Base Indenture”), as supplemented by a first supplemental indenture thereto (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each dated as of August 19, 2014, by and between Laclede and UMB Bank & Trust, N.A., as trustee.

Laclede intends to use the net proceeds from the offering of the Notes, together with cash on hand (including approximately $600 million in proceeds from the offerings of Laclede’s common stock and equity units completed on June 11, 2014) and, as appropriate, short-term credit facility borrowings, to fund the cash consideration payable in connection with the acquisition of all of the outstanding shares of Alabama Gas Corporation (“Alagasco”) from Energen Corporation. With the closing of the offering of the Notes, Laclede has raised sufficient funds to close the acquisition of Alagasco.

The Notes have been issued pursuant to Laclede’s Registration Statement on Form S-3 (Registration No. 333-190388) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related prospectus dated June 3, 2014 and prospectus supplement dated August 12, 2014. Copies of the Underwriting Agreement, the Base Indenture, the Supplemental Indenture, the forms of Notes and opinions related to the issuance of the Notes are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement. The foregoing descriptions of the terms of the Underwriting Agreement, the Indenture and the Notes are qualified in their entirety by reference to the actual terms of the applicable exhibits attached hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

1.1	Underwriting Agreement, dated as of August 12, 2014, between The Laclede Group, Inc. and the several Underwriters named in Exhibit A thereto for whom Credit Suisse and Wells Fargo acted as representatives.

4.1	Indenture, dated as of August 19, 2014, between The Laclede Group, Inc. and UMB Bank & Trust, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of August 19, 2014, between The Laclede Group, Inc. and UMB Bank & Trust, N.A., as trustee.

4.3	Form of Floating Rate Senior Notes due 2017 (included in Exhibit 4.2)

4.4	Form of 2.55% Senior Notes due 2019 (included in Exhibit 4.2)

4.5	Form of 4.70% Senior Notes due 2044 (included in Exhibit 4.2)

5.1	Opinion of Mark C. Darrell, Esq.

5.2	Opinion of Akin Gump Strauss Hauer & Feld LLP

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1)

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.

Date: August 19, 2014	By:	/s/ S.P. Rasche
S.P. Rasche
Executive Vice President, Chief Financial Officer

Exhibit Index

Number	Exhibit

1.1	Underwriting Agreement, dated as of August 12, 2014, between The Laclede Group, Inc. and the several Underwriters named in Exhibit A thereto for whom Credit Suisse and Wells Fargo acted as representatives.

4.1	Indenture, dated as of August 19, 2014, between The Laclede Group, Inc. and UMB Bank & Trust, N.A., as trustee.

4.2	First Supplemental Indenture, dated as of August 19, 2014, between The Laclede Group, Inc. and UMB Bank & Trust, N.A., as trustee.

4.3	Form of Floating Rate Senior Notes due 2017 (included in Exhibit 4.2)

4.4	Form of 2.55% Senior Notes due 2019 (included in Exhibit 4.2)

4.5	Form of 4.70% Senior Notes due 2044 (included in Exhibit 4.2)

5.1	Opinion of Mark C. Darrell, Esq.

5.2	Opinion of Akin Gump Strauss Hauer & Feld LLP

23.1	Consent of Mark C. Darrell, Esq. (included in Exhibit 5.1)

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.2)